SCHEDULE 14A INFORMATION

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STEN CORPORATION

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Table of Contents

    STEN Corporation
      Audit-Related Fees
      All Other Fees

STEN Corporation

10275 Wayzata Blvd. S., Suite 310
Minnetonka, Minnesota  55305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2008

Notice is hereby given that the 2008 Annual Meeting of Shareholders of STEN Corporation (the “Company”) will be held at Suite 320 of 10275 Wayzata Boulevard South, Minnetonka, Minnesota 55305, on Thursday, April 24, 2008, at 10:00 a.m., local time, for the following purposes:

1.

To elect one director to hold office as a Class III director for a three-year term or until his respective successor has been elected and shall qualify.

2.

To transact any other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The board of directors has fixed the close of business on March 19, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Accompanying this Notice is a Proxy Statement, Form of Proxy and the Company’s Annual Report to Shareholders for the year ended September 30, 2007.

A majority of the outstanding shares of the Company’s common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business at the meeting. Please complete, date, sign and return the enclosed proxy card promptly.

By Order of the Board of Directors,

/s/ Kenneth W. Brimmer
Kenneth W. Brimmer, Chairman

Minnetonka, Minnesota
March 24, 2008

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

STEN Corporation

10275 Wayzata Blvd. S., Suite 310
Minnetonka, Minnesota  55305

PROXY STATEMENT

The board of directors of STEN Corporation (the “Company”) is soliciting your proxy for use at the 2008 Annual Meeting of Shareholders to be held on Thursday, April 24, 2008 or any postponement(s) or adjournment(s) thereof. This Proxy Statement and the enclosed proxy card will be mailed to shareholders commencing on or about March 24, 2008.

GENERAL INFORMATION

Voting

Each share of the Company’s common stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet.

If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR the nominee named in Proposal 1 - Election of Directors.

Quorum and Vote Requirements

The total number of shares outstanding as of March 19, 2008 and entitled to vote at the meeting consisted of 2,528,751 shares of common stock, $0.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on March 19, 2008 will be entitled to vote at the Annual Meeting.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in “street name” indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters. Broker non-votes are not counted as votes for or against a proposal.

The nominee named in Proposal 1 will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company’s common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal or (b) the majority of the minimum number of shares of common stock of the Company which would constitute a quorum for transacting business at the 2008 Annual Meeting of Shareholders.

Revoking A Proxy

If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company at the address indicated in this Proxy Statement, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting. Otherwise, your shares will be voted as indicated on your proxy.

Cost and Method of Solicitation

The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of common stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of March 19, 2008, certain information regarding beneficial ownership of the Company’s common stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each of the directors of the Company and the director nominee at this 2008 Annual Meeting; (iii) each Named Executive Officer of the Company and (iv) all officers and directors of the Company as a group.  Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at 10275 Wayzata Blvd. S., Suite 310, Minnetonka, Minnesota 55305.

Shares Beneficially Owned
						Percentage
			Shares Acquirable			Beneficially
Name of Beneficial Owner	Shares		within 60 Days (1)		Total	Owned
Lyle Berman (2) 130 Cheshire Lane Minnetonka, MN 55350	262,222		0		262,222	10.4%
Gary A. Dachis (3) 10550 Wayzata Blvd. Minnetonka, MN 55305	222,222		0		222,222	8.8%
Allan D. Anderson (4)(6)	0		16,500		16,500	*
Kenneth W. Brimmer (4)(5)	432,198	(7)	192,437	(8)	624,635	24.7%
Gary Copperud (9)	469,483		144,848		614,331	24.3%
CMM Properties, LLC (9)	469,483		79,879		549,362	21.7%
Bradley A. Berman (10) 130 Cheshire Lane Minnetonka, MN 55305	146,897		0		146,897	5.8%
Gervaise Wilhelm (4)	3,800		16,500		20,300	*
Valens U.S. SPC 1, LLC (11) c/o Valens Capital Management, LLC 335 Madison Avenue, 10th Floor New York, NY 10017	227,794		0		227,794	9.0%
Mark F. Buckrey (5)	1,000		23,000		24,000	*
Robert Kuschke (4)	0		9,000		9,000	*
Steve Sabes (4)	0		9,000		9,000	*
All Current Officers and Directors as a Group (6 persons)	436,998		266,437		703,435	27.8%

* Less than 1%

(1)

Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)

Based on a Schedule 13G dated November 28, 2005 filed by the shareholder and any reports filed by the shareholder subsequent to such date under Section 16 of the Exchange Act of 1934, as amended, and information provided by the shareholder.

(3)

Based on a Schedule 13G dated November 25, 2005 filed by the shareholder and any reports filed by the shareholder subsequent to such date under Section 16 of the Exchange Act of 1934, as amended.

(4)

Director.

(5)

Named Executive Officer.

(6)

Nominee for election as Class III director.

(7)

Includes 4,000 shares owned by M. Brimmer directly, 90,717 shares beneficially owned by Mr. Brimmer through his IRA, 255,076 shares over which Mr. Brimmer shares voting and dispositive power with his wife, and 87,405 shares beneficially owned by Mr. Brimmer’s wife in her IRA.

(8)

Includes options to purchase 120,000 shares of common stock, warrants to purchase 3,000 shares of common stock beneficially owned by Mr. Brimmer through his IRA, warrants to purchase 63,437 shares held jointly by Mr. Brimmer and his wife and warrants to purchase 6,000 shares held by Mr. Brimmer’s wife through her IRA.

(9)

Based on an Amendment No. 10 to Schedule 13D dated December 31, 2006 filed by the shareholder.  Shares held by Mr. Copperud include shares held by CMM Properties, LLC, of which Mr. Copperud is the President.  Mr. Copperud has voting and investment control over the shares held by CMM Properties, LLC.

(10)

Based on Amendment No. 1 to Schedule 13G dated October 11, 2007 filed by the shareholder.

(11)

Based on a Schedule 13G dated November 23, 2007 filed by the shareholder.

PROPOSAL 1: ELECTION OF DIRECTORS

Under the Company’s Articles of Incorporation as currently in effect, the board of directors is classified into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. Vacancies on the board of directors can be filled by vote of a majority of the directors then in office. Newly created directorships can be filled by vote of two-thirds of the directors then in office.

At this 2008 Annual Meeting, the term of one incumbent director, Allan D. Anderson, is expiring. Mr. Anderson has been nominated for re-election as a Class III director by the independent members of the board of directors and the nomination of Mr. Anderson was ratified by the full board of directors. If elected, Mr. Anderson will serve for a term of three years with his term expiring at the Annual Meeting of Shareholders following fiscal year 2010. The terms of Gervaise Wilhelm and Steven F. Sabes, Class I directors, will expire at the Annual Meeting of Shareholders following fiscal year 2008. The terms of Kenneth W. Brimmer and Robert S. Kuschke, Class II directors, will expire at the Annual Meeting of Shareholders following fiscal year 2009.

It is intended that proxies will be voted for the named nominee. The nominee listed below has consented to serve if elected. The board of directors believes that the nominee named below will be able to serve as director. However, should the nominee be unable to serve as a director, the persons named by the Company as proxies for this 2008 Annual Meeting have advised that they will vote for the election of such substitute nominee(s) that the board of directors may propose.

The name and biographical information concerning the nominee and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominee and directors.

Nominee for Election to the Board of Directors

Class III Director: Term Expiring After Fiscal 2010

Allan D. Anderson, age 54. Mr. Anderson has been a director of the Company since October 2000. Since 2001, Mr. Anderson has been the Chief Financial Officer and a director of Reliafund, Inc. a third-party payment processing company. In January 2001, Mr. Anderson sold his interest in RiverBend Solutions (“RiverBend”) having served as President since August 2000 and as Chief Financial Officer since January 2000. He was a director of RiverBend from 1995 to 2001. Mr. Anderson was the President of Metropolitan Financial Management, Inc. from 1997 to 1999 and served as its Treasurer from 1995 to 1999. He was a director of Metropolitan Financial Management, Inc. from 1991 to 1999. Prior to joining Metropolitan, he was the Chief Financial Officer of Pan Am Systems, Inc. from 1994 to 1995. Mr. Anderson held financial officer positions for other privately owned companies from 1984 to 1991.  He has B.S. degree in Accounting and worked as a CPA and Audit Manager with Arthur Andersen & Co. from 1976 through 1983.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEE

___________________________________

Directors Serving Continuing Terms

Class I Directors: Terms Expiring After Fiscal 2008

Gervaise Wilhelm, age 64. Ms. Wilhelm has been a director of the Company since February 2000 and has served on the audit and compensation committee for the past three years. Since 2005, she has served as the Chief Executive Officer of Closys Corporation, which develops, tests and manufactures arterial sealing devices. She also is the managing director of Endomedical Technologies, a developer of endoscope barrier sheathing products, and has been affiliated with Endomedical Technologies since 1998. Ms. Wilhelm served as the Chief Executive Officer of Paradigm Diagnostics, a food safety monitoring company from 2001 to 2005 and also served as a director. She is currently a director of Closys Corporation and Endomedical Technologies.

Steven F. Sabes, age 39.  Mr. Sabes has been a director of STEN corporation since August 10, 2007.  Since 1999, Mr. Sabes has developed three private specialty finance companies all of which are currently owned and operated by him.  Opportunity Finance provides commercial trade loans to medium-sized businesses, MedFinance purchases receivables of uninsured/underinsured patients from medical providers, and Great West Growth purchases life insurance policies in the secondary market.  Mr. Sabes also currently serves on the board of directors for SpeciGen, Inc., a biotech company.  Prior to his activities in the finance industry, Mr. Sabes conducted pharmaceutical research as a Senior Scientist at Shionogi BioResearch in Boston.  Mr. Sabes has a Ph.D. in organic chemistry from the University of Minnesota.

Class II Directors:  Term Expiring After Fiscal 2009

Kenneth W. Brimmer, age 52.  Mr. Brimmer has been a director of the Company since February 1998.  Mr. Brimmer has been the Company’s Chief Executive Officer since September 2003.  Mr. Brimmer also has been Chief Manager of Brimmer Company, LLC, a private investment company, since December 2001. Mr. Brimmer currently serves on the board of directors of the New York Stock Exchange listed Landry’s Restaurants, Inc.  Mr. Brimmer also is currently a member of the board of directors of Hypertension Diagnostics, Inc.

Robert S. Kuschke, age 52.  Mr. Kuschke has been a director of the Company since May 16, 2007.  He has been a Director of External Reporting at Entegris, Inc., a manufacturer in the microelectronics sector, since February 2000.  From 1983 to 2000, Mr. Kuschke served in various accounting and reporting roles with Apogee Enterprises, Inc.  From 1977 to 1983, he was employed by Main Hurdman, a public accounting firm, now a part of KPMG International.  Mr. Kuschke is a graduate of St. John’s University and a certified public accountant.

CORPORATE GOVERNANCE

Board of Directors Attendance at Meetings

During the fiscal year ended September 30, 2007, the Company’s board of directors held seven meetings. In addition, the Company’s directors took a number of different actions by written action during the fiscal year. Each incumbent director attended at least 86% of the aggregate of the total number of board meetings and the total number of meetings of all committees on which he or she served during fiscal year ending September 30, 2007.

The Company does not have a formal policy on attendance at meetings of the Company’s shareholders. However, the Company encourages all board members to attend all meetings, including the Annual Meeting of Shareholders. Three of the five directors then holding office attended the 2007 Annual Meeting of Shareholders.

Description of Committees of the Board of Directors

The board of directors has established a Compensation Committee and an Audit Committee. The composition and function of these committees are set forth below.

Audit Committee

The Company’s Audit Committee is comprised of Allan D. Anderson, Robert S. Kuschke (Chair) and Steven F. Sabes. The Audit Committee assists the board by reviewing the integrity of the Company’s financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by the Company with certain legal and regulatory requirements. The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors. The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission. The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes. The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor. The Committee acts under a written charter most recently amended on December 11, 2003 and attached as Appendix A to the Proxy Statement for our 2007 Annual Meeting of Shareholders. During the fiscal year ended September 30, 2007, the Audit Committee met four times.

In December 2007, the board of directors reviewed the education, experience and other qualifications of each of the members of the Audit Committee.  After review, the board of directors has determined that Mr. Kuschke meets the Securities and Exchange Commission definition of  an “audit committee financial expert.”  Mr. Kuschke has experience with analyzing and evaluating financial statements and accounting issues, and the ability to assess Generally Accepted Accounting Principles.

Compensation Committee

The Compensation Committee reviews and makes recommendations to the board concerning salaries, bonus awards and benefits for officers and key employees. The Compensation Committee acts under a written charter attached hereto as Appendix A.  Members of the Compensation Committee are Mr. Allan D. Anderson and Ms. Gervaise Wilhelm. During fiscal year ended September 30, 2007, the Compensation Committee met two times.

Independence of Directors and Committee Members

The board of directors undertook a review of director independence in December 2007 as to all five directors then serving.  As part of that process, the board reviewed all transactions and relationships between each director (or any member of the director’s immediate family) and the Company, the Company’s executive officers and the Company’s auditors, and other matters bearing on the independence of directors.  In particular with respect to Steven F. Sabes, the board considered the fact that Steven F. Sabes is the son of Robert W. Sabes who controls R.W. Sabes Investment, LLC.  The Company, in connection with a credit agreement, which has been cancelled, the Company issued redeemable common stock purchase warrants to R.W. Sabes Investment.  Steven F. Sabes reported to the board that he has no relationship with R.W. Sabes Investment and reports no other relationship or transactions between him and the Company, our executive officers or our auditors.  As a result of its review, the board of directors affirmatively determined that Allan D. Anderson, Robert S. Kuschke, Steven F. Sabes, and Gervaise Wilhelm are independent according to the “independence” definition of the Nasdaq Marketplace Rules.  James B. Lockhart also served as a director of the Company in fiscal 2007 from May 16, 2007 to October 25, 2007.  While the board of directors did not review his independence as a director in December 2007 because he was not serving at that time, the board reviewed his independence at the time he was appointed.  At the time of his appointment, Mr. Lockhart was independent under the Nasdaq Marketplace Rules.  Kenneth W. Brimmer is not independent because he serves as out Chief Executive Officer.

The Company has also established separate criteria for eligibility to serve as a member of our Audit Committee.  The charter of the Audit Committee requires that the Audit Committee  be comprised solely of directors who are independent of the Company’s management and who are free of any relationship that, in the opinion of the board of directors,  would interfere with their exercise of independent judgment as a committee member.  Additionally, the charter requires that the members of the Audit Committee must be “independent” as such term is defined by the Nasdaq Marketplace Rules and regulations of the Securities and Exchange Commission.  The board of directors affirmatively determined that the current members of the Audit Committee, Allan D. Anderson, Robert S. Kuschke and Steven F. Sabes, are independent of management, free of any relationship that would interfere with their exercise of independent judgment, and are independent as defined by the Nasdaq Marketplace Rules and as defined by Rule 10A-3 adopted by the Securities and Exchange Commission.  Moreover, under the Audit Committee’s charter all members of the committee must have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related management expertise.  The board of directors also determined that the members of the Audit Committee meet these requirements.

Nomination and Shareholder Communications Processes

The Company does not currently have a nominating committee. The board as a whole performs certain of the functions typical of a nominating committee, including the identification and recruitment of nominees for election as a director of the Company. The board believes that a nominating committee separate from the whole board is not necessary at this time to ensure that candidates are appropriately evaluated and selected, given the size of the Company and the board. The board also believes that, given the Company’s size and the size of its board, an additional committee of the board would not add to the effectiveness of the evaluation and nomination process. For these reasons, the board believes it is not appropriate to have a nominating committee.

Four of the five current members of the board, Messrs. Anderson, Sabes, and Kuschke and Ms. Wilhelm are  “independent” as that term is defined by The Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission. These independent directors participate in the consideration of director nominees and select the nominees for election of director. The independent directors unanimously selected and recommended the director nominee for election at this 2008 Annual Meeting of Shareholders, except that Mr. Anderson abstained with respect to his own nomination.

The board’s process for recruiting and selecting nominees is for board members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as an effective director to the Company’s governance, and who are willing to serve as a director of a public company. Generally, the board will first consider current board members since they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees.

After a possible candidate is identified, the individual meets with various members of the board to discuss their possible interest and willingness to serve, and board members discuss amongst themselves the individual’s potential to be an effective board member. If the discussions and evaluation are positive, the individual is invited to serve on the board.

The board will consider shareholder recommendations for candidates to serve on the board and would evaluate any shareholder recommended nominee using the same process as applied to any other candidate. In evaluating candidates, the board will require that candidates possess, at a minimum, a desire to serve on the Company’s board, an ability to contribute to the effectiveness of the board, an understanding of the function of the board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the board would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies. Collectively, the composition of the board must allow the Company to meet the listing standards of The Nasdaq Stock Market. In evaluating any candidate for director nominee, the board will also evaluate the contribution of the proposed nominee toward compliance with The Nasdaq Stock Market listing standards.

Any shareholder who desires to communicate directly with the board of directors of the Company may address correspondence to the whole board, or any particular member of the board, in care of the Corporate Secretary at the Company’s offices: 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305. All communications delivered in this manner will be promptly forwarded to the specified addressee, without alteration.

CODE OF ETHICS AND CODE OF CONDUCT

The Company has adopted a code of ethics relating to financial reporting that applies to its principal executive officer, principal financial officer, principal accounting officer and controller and other persons performing similar functions.  Any person who would like a copy of the code of ethics may obtain one at no charge by written request to:  Corporate Secretary, 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota, 55305.

The Company has also adopted a code of business conduct applicable to each of its directors, officers and employees to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations. This code of conduct is available on the Company’s website at www.stencorporation.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Robert S. Kuschke (Chair), Allan D. Anderson, and Steven F. Sabes. In accordance with its charter, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Virchow, Krause & Company, LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Virchow, Krause & Company, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Virchow, Krause & Company, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Virchow, Krause & Company, LLP.

Based on the discussions with management and Virchow, Krause & Company, LLP, the Audit Committee’s review of the representations of management and the report of Virchow, Krause & Company, LLP, the Audit Committee recommended to the board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2007 filed with the Securities and Exchange Commission.

Submitted By The Audit Committee of the Company’s Board of Directors
Robert S. Kuschke                 Allan D. Anderson                     Steven F. Sabes

INFORMATION REGARDING EXECUTIVE OFFICERS

Below is certain biographical and other information regarding the Company’s Chief Financial Officer, Mark F. Buckrey. Information regarding Kenneth W. Brimmer, the Company’s Chief Executive Officer is set forth above under “Information Regarding Directors.”

Mark F. Buckrey, age 51. Mr. Buckrey has served as the Chief Financial Officer of the Company since August 2002. Mr. Buckrey joined the Company in November 2001 as Controller. Prior to joining the Company, Mr. Buckrey was employed by Birch Bridge Communications, formerly Uniplex Corporation, for more than 10 years, first as Controller, and then as Vice President.

EXECUTIVE COMPENSATION

Explanation of Compensation

The following discussion and analysis describes the Company’s compensation objectives and policies as applied to the persons services as our directors in fiscal year 2007, Allan D. Anderson, Gervaise Wilhelm, Jeffrey A. Zinnecker, Robert S. Kuschke, James B. Lockhart and Steven F. Sabes, as well as for Kenneth W. Brimmer, our Chief Executive Officer, and Mark G. Buckrey, our Chief Financial Officer.  Messrs. Brimmer and Buckrey are referred to as “Named Executive Officers.”

This explanation section is intended to provide a framework for understanding the actual compensation awarded to or earned by the directors and each Named Executive Officer during 2007, as reported in the compensation tables and accompanying narrative sections of this proxy statement.

The Compensation Committee reviews and approves salaries, cash bonuses and benefits for executive officers and key employees, as well as the other terms of employment of our executive officers.  The Compensation Committee has also been appointed by the Board of Directors to administer our 2000 Stock Option Plan (the “2000 Plan”).  Under the Compensation Committee’s charter, the Compensation Committee has the authority to retain, at our expense, such independent counsel or other advisors as it deems necessary to carry out its responsibilities.  For 2007, the Compensation Committee did not use the services of a compensation consultant, but may do so in the future.

In determining compensation for the Named Executive Officers other than the Chief Executive Officer, the Compensation Committee solicits input from the Chief Executive Officer regarding the duties, responsibilities and performance of the other executive officer.  The Chief Executive Officer also recommends to the Compensation Committee the base salary for all Named Executive Officers and the awards under any long-term equity program.  From time to time, the Named Executive Officers are invited to attend meetings of the Compensation Committee.  No Named Executive Officer attends any executive session of the Compensation Committee or is present during deliberations or determination of such Named Executive Officer’s compensation.

For the Named Executive Officers, annual compensation consists of base salary and long-term equity-based compensation.  The Named Executive Officers are also eligible for cash bonuses that may be granted, from time to time, at the discretion of the Compensation Committee for outstanding performance in any fiscal year.  For the directors, annual compensation consists of annual fees and long-term equity-based compensation.  Mr. Brimmer, who is both a director and a Named Executive Officer, receives no compensation for his service as a board member.

During fiscal year 2007, the Compensation Committee did not recommend any changes in the compensation of directors of executive officers.  For the directors, the Compensation Committee believes that the compensation received by board members as comparable to that earned by directors of other comparable companies and consistent with our historical compensatory practices.  For executive officers, the Compensation Committee did not adjust the compensation of the Chief Executive Officer which is $5,000 per month.  The Compensation Committee did not adjust the compensation of the Chief Financial Officer because it did not believe that the Company’s performance or the compensation of executive officers at similar companies compelled an adjustment.  Likewise, the Compensation Committee did not award any bonuses to the Named Executive Officers for fiscal year 2007 performance.  The Compensation Committee is considering implementing a more structure bonus program based upon established performance goals.

The Compensation Committee provides long-term equity compensation to the Named Executive Officers through annual, discretionary option grants under a shareholder-approved equity compensation plan.  Currently, the Compensation Committee grants options under the shareholder-approved 2000 Plan.  On November 11, 2006, the Compensation Committee granted a stock option under the 2000 Plan to Mark F. Buckrey in recognition of his services in fiscal year 2006.  No Named Executive Officer received stock options in recognition of service in fiscal year 2007.  As described below, the Compensation Committee granted options on December 13, 2007 to non-employee directors under the 2000 Plan in recognition of service in fiscal year 2007.

Employment Agreements and Post-Termination Compensation

The Company does not have a written employment agreement with Kenneth W. Brimmer, Chief Executive Officer or with Mark F. Buckrey, Chief Financial Officer.  However, since January 2004, Mr. Brimmer’s employment as the Chief Executive Officer and his compensation have been determined by a series of resolutions adopted by the Company’s Board of Directors.  Currently, the resolution which was effective February 14, 2008 provides that Mr. Brimmer will be paid a monthly salary of $11,250 and he would be eligible for a bonus under a performance based program determined at a future date.  The Company’s employment arrangement with Mr. Brimmer does not provide for severance or any other post-termination compensation.  There is no employment arrangement regarding Mr. Buckrey’s employment or any arrangement providing for severance or other post-employment compensation.

Summary Compensation Table

The following table shows information concerning compensation earned for services in all capacities during fiscal year 2007 for:  (i) Kenneth W. Brimmer, who served as the Company’s Chief Executive Officer in fiscal year 2007 and Mark F. Buckrey, who served as the Company’s Chief Financial Officer in fiscal year 2007 (together referred to as the “Named Executive Officers”). There were no other executive officers whose total compensation was at least $100,000, less the amount representing the change in pension value and nonqualified deferred compensation earnings, in fiscal year 2007.

Name and Position	Year	Salary ($)	Bonus ($)	Options Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Kenneth W. Brimmer Chief Executive Officer	2007	$60,000	$0	$52,246	$1,211	$113,457
Mark F. Buckrey Chief Financial Officer	2007	$92,000	$0	$29,203	$1,857	$123,060

(1)

Values expressed represent the actual compensation cost recognized by the Company during fiscal 2007 for equity awards granted In fiscal year 2007 and prior years as determined pursuant to Statement of Financial Accounting Standards No. 123, Share-BasedPayment (“SFAS 123R”) utilizing the assumptions discussed in Note 1 – “Nature of Business and Summary of Significant Accounting Policies – Stock-Based Compensation” in the notes to financial statements included in the Annual Report onForm 10-KSB for the year ended September 30, 2007.

(2)

All amounts are employer match under the Company’s 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at September 30, 2007.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kenneth W. Brimmer	5,000	0	5,000	5.60	10/11/2007
Kenneth W. Brimmer	5,000	0	5,000	6.00	12/10/2008
Kenneth W. Brimmer	50,000	0	50,000	6.00	12/10/2008
Kenneth W. Brimmer	10,000	40,000	50,000	6.00	11/14/2016
Mark F. Buckrey	10,000	0	10,000	9.74	11/25/2011
Mark F Buckrey	10,000	0	10,000	7.02	7/25/2012
Mark F. Buckrey	3,000	12,000	15,000	6.00	11/14/2014

Of the options described above held by Mr. Brimmer, the option expiring in 2007 and the options expiring in 2008 were fully vested on the date of grant; the option expiring in 2016 vests in increments of 20% of the underlying chares on the first five anniversaries of the date of grant.  Of the options described above held by Mr. Buckrey, all options vest in increments of 20% of the underlying shares on the first five anniversaries of the date of grant.

Director Compensation

The Company has historically compensated its non-employee directors through a combination of cash and stock options.  Four non-employee directors served during fiscal year 2007:  Allan D. Anderson, Gervaise Wilhelm, Jeffrey A. Zinnecker (until May 11, 2007), Robert S. Kuschke (from May 16, 2007), James B. Lockhart (from May 16, 2007 to October 25, 2007), Steven F. Sabes (from August 10, 2007).   In fiscal year 2007, Mr. Brimmer, the Company’s Chief Executive Officer, served as a director and received no compensation for his services as a director.  Mr. Gary Copperud served as the Company’s director during fiscal year 2007 until his resignation on May 11, 2007, but because he also served as an officer, he received no compensation as a director in fiscal year 2007.

In November, 2007, the Company paid each non-employee director then serving, Messrs. Anderson, Kuschke, Sabes and Ms. Wilhelm, $4,000 representing compensation for fiscal 2007 ended September 30, 2007.

On December 13, 2007, the Compensation Committee granted Allan D. Anderson, Gervaise Wilhelm, Robert S. Kuschke and Steven F. Sabes, each a non-employee director, an option to purchase 4,000 shares of common stock in recognition for service in fiscal year 2007.  Additionally, on December 13, 2007, the Compensation Committee granted Robert S. Kuschke and Steven F. Sabes an option to purchase 5,000 shares of common stock.  While newly appointed or elected directors are typically granted additional options effective on the date of their appointment, the Company did not finalize the option awards as of that date.  Therefore, the additional option grant on December 13, 2007 to Messrs. Kuschke and Sabes is intended to represent the options that should have been granted on the respective dates of their appointments.  All stock options granted to the directors were made under the 2000 Plan, have a term of five years, and an exercise price of $2.50, which was in excess of the fair market value of the Company’s common stock on the date of grant.

The following table shows for fiscal year 2007, the cash and other compensation earned or paid to each of the Company’s board members for board and committee service:

Name of Director	Fees Earned In Cash ($) (1)	Option Awards $ (2) (3)	Total Compensation
Allan D. Anderson	$4,000	$ 3,428	$7,428
Gervaise Wilhelm	$4,000	$ 3,428	$7,428
Jeffrey A. Zinnecker	$0	$ 3,428	$3,428
Robert S. Kuschke	$4,000	$0	$4,000
James B. Lockhart	$ 0	$0	$0
Steven F. Sabes	$4,000	$0	$4,000

(1)

Represents cash fees earned or paid in respect of service in fiscal year 2007 service as described above.

(2)

Values expressed represent the actual compensation cost recognized by the Company during fiscal 2007 for equity awards granted in fiscal year 2007 and prior years as determined pursuant to SFAS 123R utilizing the assumptions discussed in Note 1 – “Nature of Business and Summary of Significant Accounting Policies – Stock Based Compensation” in the notes to consolidated financial statements included in the Annual Report on Form 10-KSB for the year ended September 30, 2007.

(3)

At September 30, 2007, the aggregate number of shares underlying outstanding options for each director was as follows:  Allan D. Anderson, 17,500 shares; Gervaise Wilhelm, 17, 500 shares; Gary Copperud, 110,000 shares; Jeffrey Zinnecker, 17,500 shares; Robert S. Kuschke, 0 shares; James B. Lockhart, 0 shares; and Steven F. Sabes, 0 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Since the beginning of fiscal year 2007, the Company has not entered into any transactions and there are currently no proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years and in which any related person had or will have a direct or indirect material interest.

Independence of Directors and Committee Members

The board of directors undertook a review of director independence in December 2007 as to all five directors then serving.  As part of that process, the board reviewed all transactions and relationships between each director (or any member of the director’s immediate family) and the Company, its executive officers and auditors, and other matters bearing on the independence of directors.  In particular with respect to Steven F. Sabes, the board considered the fact that Steven F. Sabes is the son of Robert W. Sabes who controls R.W. Sabes Investment, LLC.  The Company was party to a credit agreement and related convertible promissory note with R.W. Sabes Investment and in connection with the credit agreement, the Company issued redeemable common stock purchase warrants to R.W. Sabes Investment.  Steven F. Sabes reported to the board that he has no relationship with R.W. Sabes Investment and reports no other relationship or transactions between him and the Company, its executive officers or auditors.  As a result of its review, the board of directors affirmatively determined that Allan D. Anderson, Robert S. Kuschke, Steven F. Sabes, and Gervaise Wilhelm are independent according to the “independence” definition of the Nasdaq Marketplace Rules.  James B. Lockhart also served as a director in fiscal year 2007 from May 16, 2007 to October 25, 2007.  While the board of directors did not review his independence as a director in December 2007 because he was not serving at that time, the board reviewed his independence at the time he was appointed.  At the time of his appointment, Mr. Lockhart was independent under the Nasdaq Marketplace Rules.  Kenneth W. Brimmer is not independent because he serves as the Company’s Chief Executive Officer.

We have also established separate criteria for eligibility to serve as a member of the Company’s Audit Committee.  The charter of the Audit Committee requires that the Audit Committee be comprised solely of directors who are independent of the Company’s management and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.  Additionally, the charter requires that the members of the Audit Committee must be “independent” as such term is defined by the Nasdaq Marketplace Rules and regulations of the Securities and Exchange Commission.  The board of directors affirmatively determined that the current members of the Audit Committee, Allan D. Anderson, Robert S. Kuschke and Steven F. Sabes, are independent of management, free of any relationship that would interfere with their exercise of independent judgment, and are independent as defined by the Nasdaq Marketplace Rules and as defined by Rule 10A-3 adopted by the Securities and Exchange Commission.  Moreover, under the Audit Committee’s charter all members of the committee must have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related management expertise.  The board of directors also determined that the members of the Audit Committee meets these requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) under the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders (insiders) of the Company are required to file reports on Forms 3, 4, and 5 of their beneficial holdings and transactions in the Company’s common stock. To the Company’s knowledge, all insiders of the Company made timely filings of Forms 3, 4 or 5 with respect to transactions or holdings during fiscal year 2007.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Virchow, Krause & Company, LLP, independent registered public accounting firm and certified public accountants, served as independent accountants of the Company for the fiscal year ended September 30, 2007. The Company has selected Virchow, Krause & Company, LLP to serve as its auditors for the year ended September 28, 2008.

The following is an explanation of the fees billed to the Company by Virchow, Krause & Company, LLP for professional services rendered for the fiscal years ended September 30, 2007 and October 1, 2006 totaled $215,510 and $146,641, respectively.

Audit Fees

The aggregate fees billed to the Company for professional services related to the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-QSB, or other services normally provided by Virchow, Krause & Company, LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2007 and October 1, 2006 totaled $157,820 and $103,540, respectively.

Audit-Related Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to the registration statement for our renewable unsecured subordinated notes for the fiscal year ended September 30, 2007 totaled $18,190.  There were no audit related fees for professional services for the fiscal year ended October 1, 2006.

Tax Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to tax compliance, tax advice, and tax planning, including services related to the Company’s federal, state, franchise and income tax filings for the fiscal years ended September 30, 2007 and October 1, 2006 totaled $37,610 and $23,875, respectively.

All Other Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to due diligence on acquisitions for the fiscal years ended September 30, 2007 and October 1, 2006 totaled $1,225 and $19,226, respectively.

Audit Committee Pre-Approval Procedures

The Company has adopted pre-approval policies and procedures for the Audit Committee requiring the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $5,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. The Audit Committee may not delegate its pre-approval authority for any services rendered by the Company’s independent auditors relating to internal controls. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to Company management. Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

All of the services described above for 2007 were pre-approved by the Audit Committee or a member of the Committee before Virchow, Krause & Company, LLP was engaged to render the services.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

The Company anticipates holding its 2009 Annual Meeting on or about April 15, 2008 and anticipates mailing its materials on or about March 3, 2008. The Secretary of the Company must receive any shareholder proposal intended for inclusion in the Company’s proxy material for the 2009 Annual Meeting of Shareholders no later than the close of business on November 3, 2008.

A shareholder who wishes to make a proposal for consideration at the 2009 Annual Meeting, but does not seek to include the proposal in the Company’s proxy material, must notify the Secretary of the Company. The notice must be received no later than January 16, 2009. If the notice is not timely, then the persons named on the Company’s proxy card for the 2009 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

ANNUAL REPORT

The Annual Report on Form 10-KSB of the Company for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. Shareholders may obtain without charge a copy of the Company’s Annual Report on Form 10-KSB, without exhibits, as filed with the Securities and Exchange Commission, upon written request to the Chief Financial Officer of the Company at the address indicated on this Proxy Statement.

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no other matters that may come before this 2008 Annual Meeting. However, if matters other than those referred to above should properly come before this 2008 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Kenneth W. Brimmer
Kenneth W. Brimmer, Chairman

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 24, 2008 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on March 19, 2008, and which the undersigned would be entitled to vote at the 2008 Annual Meeting of Shareholders to be held on April 24, 2008,  or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

1.                  ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Allan D. Anderson

2.                 THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 24, 2008 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on March 19, 2008 and which the undersigned would be entitled to vote at the 2008 Annual Meeting of Shareholders to be held on April 24, 2008, or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

The Company’s stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split effected in April 1987. Giving effect to this reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991), and reverse 1-for-5 (August 1999), each 1,000 shares listed on this proxy card as held of record by you will be entitled to 60 votes on all matters to be presented to the shareholders at this 2008 Annual Meeting.

1.                 ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Allan D. Anderson

2.                THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STEN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 24, 2008 at 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Brimmer and Mark F. Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of STEN Corporation (the “Company”) held of record by the undersigned on March 19, 2008 and which the undersigned would be entitled to vote at the 2008 Annual Meeting of Shareholders to be held on April 24, 2008, or at any adjournment(s) or postponement(s) thereof, hereby revoking all former proxies.

The Company’s stock records indicate you have not presented your stock certificate(s) for exchange following the 1-for-5 reverse stock split effected in August 1999. Giving effect to this reverse split, each 5 shares listed on this proxy card as held of record by you will be entitled to 1 vote on all matters to be presented to the shareholders at the 2008 Annual Meeting.

1.            ELECTION OF DIRECTORS

☐ FOR the nominees listed below	☐ WITHHOLD AUTHORITY
(except as indicated to the contrary)	to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Allan D. Anderson

2.           THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2007

Signature(s) of Shareholder(s)

Signature if held jointly

☐ I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.